Exhibit 32.2
SARBANES-OXLEY ACT SECTION 906
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. section 1350, the undersigned officer of PFGI Capital Corporation (“PFGI Capital”) hereby certifies, to such officer’s knowledge, that PFGI Capital’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PFGI Capital.

Date: May 14, 2007	/s/ DAVID J. LUCIDO

David J. Lucido
Chief Financial Officer and Treasurer
(Principal Financial Officer)
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to PFGI Capital and will be retained by PFGI Capital and furnished to the Securities and Exchange Commission or its staff upon request.

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